                                                                   Exhibit 10.55

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

     Supplemental Indenture (this "Supplemental Indenture"), dated as of January
14, 2005, among L-3 Communications Corporation (or its permitted successor), a
Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of May 21, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due 2013
(the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

            (a) Such Guaranteeing Subsidiary, jointly and severally with all other current and future guarantors of the Notes (collectively, the "Guarantors" and each, a "Guarantor"), unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and
                assigns, regardless of the validity and enforceability of the
                Indenture, the Notes or the Obligations of the Company under the
                Indenture or the Notes, that:

               (i)  the principal of, premium, interest and Additional Amounts, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or
                    otherwise, and interest on the overdue principal of,

                    premium, interest and Additional Amounts, if any, on the
                    Notes, to the extent lawful, and all other Obligations of
                    the Company to the Holders or the Trustee thereunder or
                    under the Indenture will be promptly paid in full, all in
                    accordance with the terms thereof; and

               (ii) in case of any extension of time for payment or renewal of any Notes or any of such other Obligations, that the same
                    will be promptly paid in full when due in accordance with
                    the terms of the extension or renewal, whether at stated
                    maturity, by acceleration or otherwise.

            (b) Notwithstanding the foregoing, in the event that this Subsidiary
                Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guaranteeing Subsidiary under this Supplemental Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

       3.   EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

            (a) To evidence its Subsidiary Guarantee set forth in this
                Supplemental Indenture, such Guaranteeing Subsidiary hereby agrees that a notation of such Subsidiary Guarantee
                substantially in the form of Exhibit F to the Indenture shall be endorsed by an officer of such Guaranteeing Subsidiary on each
                Note authenticated and delivered by the Trustee after the date hereof.

            (b) Notwithstanding the foregoing, such Guaranteeing Subsidiary hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any
                failure to endorse on each Note a notation of such Subsidiary
                Guarantee.

            (c) If an Officer whose signature is on this Supplemental Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a
                Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

            (d) The delivery of any Note by the Trustee, after the
                authentication thereof under the Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this
                Supplemental Indenture on behalf of each Guaranteeing
                Subsidiary.

            (e) Each Guaranteeing Subsidiary hereby agrees that its Obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (f) Each Guaranteeing Subsidiary hereby waives diligence,
                presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its
                Subsidiary Guarantee made pursuant to this Supplemental
                Indenture will not be discharged except by complete performance of the Obligations contained in the Notes and the Indenture.

            (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing
                Subsidiary, or any custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guaranteeing Subsidiary, any amount paid by either to the
                Trustee or such Holder, the Subsidiary Guarantee made pursuant to this Supplemental Indenture, to the extent theretofore
                discharged, shall be reinstated in full force and effect.

            (h) Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each Guaranteeing
                Subsidiary further agrees that, as between such Guaranteeing
                Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand:

               (i)  the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for
                    the purposes of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture, notwithstanding any stay,
                    injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby; and

               (ii) in the event of any declaration of acceleration of such
                    Obligations as provided in Article 6 of the Indenture, such
                    Obligations (whether or not due and payable) shall forthwith become due and payable by such Guaranteeing Subsidiary for the purpose of the Subsidiary Guarantee made pursuant to
                    this Supplemental Indenture.

            (i) Each Guaranteeing Subsidiary shall have the right to seek contribution from any other non-paying Guaranteeing Subsidiary so long as the exercise of such right does not impair the rights of

               the Holders or the Trustee under the Subsidiary Guarantee made pursuant to this Supplemental Indenture.

          4.   GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

            (a) Except as set forth in Articles 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Notes shall prevent any consolidation or merger of any
                Guaranteeing Subsidiary with or into the Company or any other
                Guarantor or shall prevent any transfer, sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to the Company or any other
                Guarantor.

            (b) Except as set forth in Article 4 and 5 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the Notes shall prevent any consolidation or merger of any
                Guaranteeing Subsidiary with or into a corporation or
                corporations other than the Company or any other Guarantor (in each case, whether or not affiliated with the Guaranteeing
                Subsidiary), or successive consolidations or mergers in which a
                Guaranteeing Subsidiary or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guaranteeing Subsidiary as an entirety or substantially as an entirety, to a corporation other than the
                Company or any other Guarantor (in each case, whether or not affiliated with the Guaranteeing Subsidiary) authorized to acquire and operate the same; provided, however, that each
                Guaranteeing Subsidiary hereby covenants and agrees that (i)
                subject to the Indenture, upon any such consolidation, merger, sale or conveyance, the due and punctual performance and
                observance of all of the covenants and conditions of the
                Indenture and this Supplemental Indenture to be performed by such Guaranteeing Subsidiaries, shall be expressly assumed (in the event that such Guaranteeing Subsidiary is not the surviving corporation in the merger), by supplemental indenture
                satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which such Guaranteeing Subsidiary shall have been merged, or by the corporation which shall have acquired such property and (ii) immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default
                exists.

            (c) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by
                supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary
                Guarantee made pursuant to this Supplemental Indenture and the due and

                punctual performance of all of the covenants and conditions of the Indenture and this Supplemental Indenture to be
                performed by such Guaranteeing Subsidiary, such successor
                corporation shall succeed to and be substituted for such
                Guaranteeing Subsidiary with the same effect as if it had
                been named herein as the Guaranteeing Subsidiary. Such
                successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon the
                Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the
                Trustee. All the Subsidiary Guarantees so issued shall in
                all respects have the same legal rank and benefit under the
                Indenture and this Supplemental Indenture as the Subsidiary
                Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental
                Indenture as though all of such Subsidiary Guarantees had
                been issued at the date of the execution hereof.

        5.  RELEASES.

            (a) Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of a Guaranteeing Subsidiary), all
                Liens, if any, in favor of the Trustee in the assets sold
                thereby shall be released; provided that in the event of an
                Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the Indenture. If the assets sold in such sale or other
                disposition include all or substantially all of the assets of a
                Guaranteeing Subsidiary or all of the Capital Stock of a
                Guaranteeing Subsidiary, then the Guaranteeing Subsidiary (in the event of a sale or other disposition of all of the Capital
                Stock of such Guaranteeing Subsidiary) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guaranteeing
                Subsidiary) shall be released from and relieved of its
                Obligations under this Supplemental Indenture and its Subsidiary
                Guarantee made pursuant hereto; provided that in the event of an
                Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an
                Officers' Certificate to the effect that such sale or other disposition was made by the Company or the Guaranteeing
                Subsidiary, as the case may be, in accordance with the
                provisions of the Indenture and this Supplemental Indenture, including without limitation, Section 4.10 of the Indenture, the
                Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiary from its
                Obligations under this Supplemental Indenture and its Subsidiary
                Guarantee made pursuant hereto. If the Guaranteeing Subsidiary is not released from its obligations under its Subsidiary
                Guarantee, it shall remain liable for the full amount

                of principal of and interest on the Notes and for the other obligations of such Guaranteeing Subsidiary under the Indenture as provided in this Supplemental Indenture.

            (b) Upon the designation of a Guaranteeing Subsidiary as an
                Unrestricted Subsidiary in accordance with the terms of the
                Indenture, such Guaranteeing Subsidiary shall be released and relieved of its Obligations under its Subsidiary Guarantee and this Supplemental Indenture. Upon delivery by the Company to the
                Trustee of an Officers' Certificate and an Opinion of Counsel to
                the effect that such designation of such Guaranteeing Subsidiary as an Unrestricted Subsidiary was made by the Company in
                accordance with the provisions of the Indenture, including without limitation Section 4.07 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guaranteeing Subsidiary from its
                Obligations under its Subsidiary Guarantee. Any Guaranteeing
                Subsidiary not released from its Obligations under its
                Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other
                Obligations of any Guaranteeing Subsidiary under the Indenture as provided herein.

            (c) Each Guaranteeing Subsidiary shall be released and relieved of its obligations under this Supplemental Indenture in accordance with, and subject to, Section 4.18 of the Indenture.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

         7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

         8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

                                                                   Exhibit 10.55

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the date first above written.

Dated: January 14, 2005             L-3 COMMUNICATIONS CORPORATION

                                    By: ______________________________________
                                        Name:
                                        Title:

                                                                   Exhibit 10.55

Dated: January 14, 2005         APCOM, INC., a Maryland corporation
                                BROADCAST SPORTS INC., a Delaware corporation
                                D.P. ASSOCIATES INC., a Virginia corporation
                                ELECTRODYNAMICS, INC., an Arizona corporation
                                HENSCHEL INC., a Delaware corporation
                                HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                   Delaware corporation
                                INTERSTATE ELECTRONICS CORPORATION, a California
                                   corporation
                                KDI PRECISION PRODUCTS, INC., a Delaware
                                   corporation
                                L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                   corporation
                                L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                   Delaware limited liability company
                                L-3 COMMUNICATIONS AIS GP CORPORATION, a
                                   Delaware corporation
                                L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                   Delaware corporation
                                L-3 COMMUNICATIONS AVYSIS CORPORATION, a Texas
                                   corporation
                                L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                   corporation
                                L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                   corporation
                                L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                   CORPORATION, an Ohio corporation
                                L-3 COMMUNICATIONS CSI, INC., a California
                                   corporation
                                L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                   corporation
                                L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                   LLC, a Delaware limited liability company
                                L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a
                                   Delaware limited liability company
                                L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                   Virginia corporation
                                L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a
                                   Delaware corporation
                                L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                   Delaware limited partnership
                                L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                   corporation
                                L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                   Delaware corporation
                                L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                   Delaware corporation
                                L-3 COMMUNICATIONS SECURITY AND DETECTION
                                   SYSTEMS, INC., a Delaware corporation

                                L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.,
                                   a California corporation
                                L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                   LLC, a Delaware limited liability company
                                L-3 COMMUNICATIONS WESTWOOD CORPORATION, a
                                   Nevada corporation
                                MCTI ACQUISITION CORPORATION, a Maryland
                                   corporation
                                MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                   INCORPORATED, a Maryland corporation
                                MICRODYNE CORPORATION, a Maryland corporation
                                MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                   corporation
                                MPRI, INC., a Delaware corporation
                                PAC ORD INC., a Delaware corporation
                                POWER PARAGON, INC., a Delaware corporation
                                SHIP ANALYTICS, INC., a Connecticut corporation
                                SHIP ANALYTICS INTERNATIONAL, INC., a Delaware
                                   corporation
                                SHIP ANALYTICS USA, INC., a Connecticut
                                   corporation
                                SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                   corporation
                                SPD SWITCHGEAR INC., a Delaware corporation
                                SYCOLEMAN CORPORATION, a Florida corporation
                                TROLL TECHNOLOGY CORPORATION, a California
                                   corporation
                                WESCAM AIR OPS INC., a Delaware corporation
                                WESCAM AIR OPS LLC, a Delaware limited liability
                                   company
                                WESCAM HOLDINGS (US) INC., a Delaware
                                   corporation
                                WESCAM INCORPORATED, a Florida corporation
                                WESCAM LLC, a Delaware limited liability company
                                WESCAM SONOMA INC., a California corporation
                                WOLF COACH, INC., a Massachusetts corporation
                                   As Guaranteeing Subsidiaries

                                By: ______________________________________
                                    Name:
                                    Title:

                                                                   Exhibit 10.55

Dated:  January 14, 2005                    THE BANK OF NEW YORK,
                                            as Trustee

                                            By: _______________________________
                                                Name:
                                                Title: